UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2011

OWENS-ILLINOIS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (567) 336-5000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

On June 15, 2011, Owens-Illinois, Inc. (the “Company”) issued a press release updating its second quarter 2011 business outlook.  A copy of this press release is furnished pursuant to this Item 7.01 as Exhibit 99.1, and is incorporated herein by reference.  This press release was issued in conjunction with the Company’s presentation at the Deutsche Bank Global Industries and Basic Materials Conference.  A copy of the Company’s presentation at this conference is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01          Financial Statements and Exhibits.

(d)                       Exhibits.

Exhibit Number	Description
99.1	Press release dated June 15, 2011.

99.2	Presentation at Deutsche Bank Global Industries and Basic Materials Conference on June 15, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: June 15, 2011	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	Senior Vice President and
Chief Financial Officer

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